Upright Assets Allocation Fund

Upright Growth Fund

Upright Growth & Income Fund
Each a series of Upright Investments Trust

Supplement dated January 31, 2024
to Prospectus Dated January 31, 2023

As of the close of business on January 31, 2024, the Upright Assets Allocation Fund, Upright Growth Fund and Upright Growth & Income Fund (the “Funds”) will close to new investments. The Funds will not take purchases from new or existing shareholders. In addition, shareholders of record on January 31, 2024, that are participating in the Automatic Investment Plan and/or the dividend reinvestment plan may not add to their existing accounts through those plans. Dividends and distributions will be paid in cash. The Funds will continue to honor redemption requests, including those made under the Automatic Withdrawal Plan. The Funds reserve the right to change this policy and reopen to new investments.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated January 31, 2023. These documents are available upon request and without charge by calling Upright Investments Trust toll-free at (877) 385-5720.

You should retain this Supplement for future reference.